Exhibit 99.1

SUPERIOR ESSEX INC.

2005 AMENDED AND RESTATED

DIRECTOR COMPENSATION PLAN

SUPERIOR ESSEX INC.

2005 AMENDED AND RESTATED DIRECTOR COMPENSATION PLAN

TABLE OF CONTENTS

ARTICLE 1 PURPOSE
1.1	Background
1.2	Purpose
1.3	Eligibility
ARTICLE 2 DEFINITIONS
2.1	Definitions
ARTICLE 3 ADMINISTRATION
3.1	Administration
3.2	Reliance
3.3	Indemnification
ARTICLE 4 SHARES
4.1	Source of Shares for the Plan
ARTICLE 5 CASH COMPENSATION
5.1	Basic Annual Retainer
5.2	Supplemental Annual Retainer
5.3	Meeting Fees
5.4	Travel Expense Reimbursement
ARTICLE 6 EQUITY COMPENSATION
6.1	Equity Awards
6.2	Award Certificates
6.3	Adjustments
6.4	Tax Matters
ARTICLE 7 AMENDMENT, MODIFICATION AND TERMINATION
7.1	Amendment, Modification and Termination
ARTICLE 8 GENERAL PROVISIONS
8.1	Duration of the Plan
8.2	Expenses of the Plan

SCHEDULE I – DIRECTOR COMPENSATION SCHEDULE
SCHEDULE II – CONVERSION DATE ELECTION FORM
SCHEDULE III – ELECTIVE EQUITY AWARD ELECTION FORM
SCHEDULE IV – FORMS OF AWARD CERTIFICATES

ii

SUPERIOR ESSEX INC.

2005 AMENDED AND RESTATED DIRECTOR COMPENSATION PLAN

ARTICLE 1

PURPOSE

1.1.                              BACKGROUND.  This plan is adopted to formalize the compensation for non-employee directors of the Company.  The Board initially adopted the Superior Essex Inc. Director Compensation Plan on October 26, 2004, which became effective on November 10, 2004 (the “Original Plan”)  The Board is amending and restating the Original Plan by adopting this Superior Essex Inc. 2005 Amended and Restated Director Compensation Plan (the “Plan”).

1.2.                              PURPOSE.  The purpose of the Plan is to attract, retain and compensate highly-qualified individuals who are not employees of the Company or any of its Subsidiaries or Affiliates for service as members of the Board by providing them with competitive compensation and an equity interest in the Common Stock of the Company.  The Company intends that the Plan will benefit the Company and its stockholders by allowing Non-Employee Directors to have a personal financial stake in the Company through an ownership interest in the Common Stock and will closely associate the interests of Non-Employee Directors with that of the Company’s stockholders.

1.3.                              ELIGIBILITY.  Non-Employee Directors of the Company who are Eligible Participants, as defined below, shall automatically be participants in the Plan.

ARTICLE 2

DEFINITIONS

2.1.                              DEFINITIONS.  Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the LTIP.  Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

(a)                                  “Basic Annual Retainer” means the annual cash retainer (excluding Meeting Fees and expenses) payable by the Company to a Non-Employee Director pursuant to Section 5.1 hereof for service as a director of the Company (i.e., excluding any Supplemental Annual Retainer); as such amount may be determined by the Board from time to time.

(b)                                 “Board” means the Board of Directors of the Company.

(c)                                  “Board Chair” means the Non-Employee Director who has been designated by the Board as the Chair of the Board, or if the Chair is not Independent, a Non-Employee Director appointed as lead director of the Board under the Board’s

Governance Principles.  The Board Chair shall have such duties as shall be assigned to him or her by the Board in the Governance Principles.

(d)                                 “Committee” means the Compensation Committee of the Board.

(e)                                  “Common Stock” means the common stock, par value $0.01 per share, of the Company.

(f)                                    “Company” means Superior Essex Inc., a Delaware corporation.

(g)                                 “Disability” means any illness or other physical or mental condition of a Non-Employee Director that renders him or her incapable of performing as a director of the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature.  The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of a Non-Employee Director’s condition.

(h)                                 “Effective Date” of the Plan means November 10, 2004.

(i)                                     “Eligible Participant” means any person who is a Non-Employee Director on the Effective Date or becomes a Non-Employee Director while this Plan is in effect; except that any director who is a former employee shall not be an Eligible Participant for a period of one year following the date of termination of employment.

(j)                                     “Equity Award” means stock options, restricted stock, restricted stock units, stock appreciation rights, or other awards based on or derived from the Common Stock which are authorized under the LTIP for award to Non-Employee Directors.

(k)                                  “LTIP” means the Superior Essex Inc. 2005 Incentive Plan, and any subsequent equity compensation plan approved by the Board and designated as the LTIP for purposes of this Plan.

(l)                                     “Meeting Fees” means fees for attending a meeting of the Board or one of its Committees as set forth in Section 5.3 hereof.

(m)                               “Non-Employee Director” means a director of the Company who is not an employee of the Company or any of its Subsidiaries or Affiliates.

(n)                                 “Plan” means this Superior Essex Inc. Director Compensation Plan, as amended from time to time.

(o)                                 “Plan Year(s)” means the approximate twelve-month periods between annual meetings of the stockholders of the Company.

(p)                                 “Retirement” of a Non-Employee Director means the failure to stand for reelection or other retirement as a director of the Company after attaining age sixty-five (65), or such earlier retirement date as may be approved by the Committee with regard to such Non-Employee Director, provided that, in any such case, the Non-Employee Director incurs a Separation from Service.

(q)                                 “Secretary” means the Corporate Secretary of the Company.

(r)                                    “Separation from Service” means separation from service for the Company and its Affiliates in all capacities, within the meaning of Section 409A of the Code and any regulations, revenue procedures or revenue rulings applicable to such law.

(s)                                  “Supplemental Annual Retainer” means the annual retainer (excluding Meeting Fees and expenses) payable by the Company to a Non-Employee Director pursuant to Section 5.2 hereof for service as Board Chair or chair or member of a committee of the Board; as such amount may be determined by the Board from time to time.

(t)                                    “Total Annual Retainer” for any given Non-Employee Director means the Basic Annual Retainer and any Supplemental Annual Retainer to which he or she is entitled under the Plan.

ARTICLE 3

ADMINISTRATION

3.1.                              ADMINISTRATION.  The Plan shall be administered by the Committee.  Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.  The Committee’s interpretation of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding upon all parties concerned including the Company, its stockholders and persons granted awards under the Plan.  The Committee may appoint a plan administrator to carry out the ministerial functions of the Plan, but the administrator shall have no other authority or powers of the Committee.

3.2.                              RELIANCE.  In administering the Plan, the Committee may rely upon any information furnished by the Company, its public accountants and other experts.  No individual will have personal liability by reason of anything done or omitted to be done by the Company or the Committee in connection with the Plan.  This limitation of liability shall not be exclusive of any other limitation of liability to which any such person may be entitled under the Company’s certificate of incorporation or otherwise.

3.3.                              INDEMNIFICATION.  Each person who is or has been a member of the Committee or who otherwise participates in the administration or operation of the Plan shall be indemnified by the Company against, and held harmless from, any loss, cost, liability or expense that may be imposed upon or incurred by him or her in connection with or resulting from any claim, action, suit or proceeding in which such person may be involved by reason of any action taken or failure to act under the Plan and shall be fully reimbursed by the Company for any and all amounts paid by such person in satisfaction of judgment against him or her in any such action, suit or proceeding, provided he or she will give the Company an opportunity, by written notice to the Board, to defend the same at the Company’s own expense before he or she undertakes to defend it on his or her own behalf.  This right of indemnification shall not be exclusive of any other rights of indemnification to which any such person may be entitled under the Company’s certificate of incorporation, bylaws, contract or Delaware law.

ARTICLE 4

SHARES

4.1.                              SOURCE OF SHARES FOR THE PLAN.  Equity Awards that may be issued pursuant to the Plan shall be issued under the LTIP, subject to all of the terms and conditions of the LTIP.  The terms contained in the LTIP are incorporated into and made a part of this Plan with respect to Equity Awards granted pursuant hereto, and any such awards shall be governed by and construed in accordance with the LTIP.  In the event of any actual or alleged conflict between the provisions of the LTIP and the provisions of this Plan, the provisions of the LTIP shall be controlling and determinative.  This Plan does not constitute a separate source of shares for the grant of the equity awards described herein.

ARTICLE 5

CASH COMPENSATION

5.1.                              BASIC ANNUAL RETAINER.  Each Eligible Participant shall be paid a Basic Annual Retainer for service as a director during each Plan Year, payable in approximately quarterly installments in advance.  The amount of the Basic Annual Retainer shall be established from time to time by the Board upon recommendation of the Committee.  The amount of the Basic Annual Retainer is set forth in Schedule I.  Each person who first becomes an Eligible Participant on a date other than an annual meeting date shall be paid a retainer equal to the monthly installment of the Basic Annual Retainer for each full month served during such Plan Year and a prorata amount to reflect the actual number of days served in a partial month of service.

5.2.                              SUPPLEMENTAL ANNUAL RETAINER.  The Board Chair and the Chairs or members of the Audit, Compensation and Governance and Nominating Committees of the Board may be paid a Supplemental Annual Retainer during a Plan Year, payable at the same times as installments of the Basic Annual Retainer are paid.  The amount of the Supplemental Annual Retainers shall be established from time to time by the Board, upon recommendation of the Committee, and shall be set forth in Schedule I, as amended from time to time.  A prorata Supplemental Annual Retainer will be paid to any Eligible Participant who is elected by the Board to a position eligible for a Supplemental Annual Retainer  on a date other than the beginning of a Plan Year, for each full month served during such Plan Year in such position and a prorata amount to reflect the actual number of days served in a partial month of service.

5.3.                              MEETING FEES.  Each Eligible Participant shall be paid a fee for each meeting of the Board or committee thereof in which he or she participates.  The amount of the fees shall be established from time to time by the Board, upon recommendation of the Committee and shall be set forth in Schedule I, as amended from time to time.  For purposes of this provision, casual or unscheduled conferences among directors shall not constitute an official meeting.

5.4.                              TRAVEL EXPENSE REIMBURSEMENT.  All Eligible Participants shall be reimbursed for reasonable travel expenses (including spouse’s expenses to attend events to which spouses are invited) in connection with attendance at meetings of the Board and its committees, or other Company functions at which the Chief Executive Officer or the Board Chair requests the Director to participate.  If the travel expense is related to the reimbursement of commercial airfare, such reimbursement will cover first-class rates for domestic travel or business-class rates for international travel.  If the travel expense is related to reimbursement of non-commercial air travel, such reimbursement shall not exceed the rate for comparable travel by means of commercial airlines.

ARTICLE 6

EQUITY COMPENSATION

6.1.                              EQUITY AWARDS.

(a)                                  Initial Grant of Equity Awards.  Subject to share availability under the LTIP, each Eligible Participant shall receive, on the day he or she joins the Board, an award of Restricted Stock Units (“RSUs”).   The number of initial RSUs to be granted to an Eligible Participant shall be determined by (A) dividing the dollar amount of the Basic Annual Retainer for that Plan Year by the Fair Market Value of the Common Stock on the Grant Date, and (B) rounding to the nearest whole number divisible by five.  Such number of RSUs shall not be affected by the date on which the Eligible Participant joins the Board.

(b)                                 Annual Grant of Restricted Stock Units (“RSUs”).  Subject to share availability under the LTIP, on the day following the 2006 annual meeting of the Company’s stockholders and on the day following each subsequent annual meeting of the Company’s stockholders (the “Grant Date”), each Eligible Participant in service on that day will receive an award of RSUs (“Annual RSUs”).  Annual RSUs shall have the following terms and conditions:

(i)                                     Number of Annual RSUs.  The number of Annual RSUs to be granted to an Eligible Participant shall be determined by (A) dividing the dollar amount of the Basic Annual Retainer for that Plan Year by the Fair Market Value of the Common Stock on the Grant Date, and (B) rounding to the nearest whole number divisible by five.

(ii)                                  Vesting.  The Annual RSUs shall be credited to a bookkeeping account on behalf of the grantee and shall vest on the earlier of (x) the first anniversary of the Grant Date, (y) the grantee’s death, Disability or Retirement, or (z) the grantee’s Separation from Service within one year after the effective date of a Change in Control (in any such case, the “Vesting Date”).  If the grantee leaves the Board for any other reason prior to the first anniversary of the Grant Date, the Annual RSUs will vest prorata, rounded to the nearest whole Share, based on the number of days in the Plan Year that he or she continued to serve as a director, and the date of such termination of Board service shall be the Vesting Date with respect to such vested portion of the Annual RSUs for purposes of this Plan.  Any Annual RSUs that fail to vest will be forfeited as of the date of termination of Board service.

(iii)                               Conversion to Common Stock.  Each Annual RSU represents the right to receive one share of Common Stock on a date that is on or after the Vesting Date (the “Conversion Date”).  On or before the date specified by the Secretary each year, each Eligible Participant may, by filing with the Secretary an election form in substantially the form attached hereto as Schedule II, or such other form as the Secretary shall prescribe (the “Conversion Date Election Form”), elect any of the following dates to be the Conversion Date for his or her vested Annual RSUs that will be granted in the upcoming Plan Year: (A) the Vesting Date (or three months after the Vesting Date, if the Vesting Date is the date of grantee’s Separation from Service); (B) three months after the date that the Non-Employee Director incurs a Separation from Service for any reason, or (C) the earlier of (x) a date certain specified by the Non-Employee Director, or (y) three months after the date that the Non-Employee Director incurs a Separation from Service for any reason.  If a Non-Employee Director fails to timely file a Conversion Date Election Form with respect to an Annual RSU, the Conversion Date will be the Vesting Date.  Shares of Common Stock will be registered on the books of the Company in the Non-Employee Director’s name as of the Conversion Date.  Such Shares of Common Stock will remain in uncertificated, book-entry form unless the Non-Employee Director requests a stock certificate or certificates for the Shares.

(iv)                              Other Plan Conditions.  To the extent not specified herein, the Annual RSUs granted hereunder shall be subject to the terms and conditions of the LTIP.

(c)                                  Election to Receive Annual Retainer in the Form of Equity Awards.  Subject to share availability under the LTIP, each Eligible Participant may elect to receive all or a portion (in 25% increments) of his or her Total Annual Retainer for any Plan Year in the form of Stock Options or RSUs (“Elective Equity Awards”).

(i)                                     Election Form.  On or before the date specified by the Secretary each year, any Non-Employee Director who desires to receive an Elective Equity Award for some or all of his or her Total Annual Retainer for the relevant Plan Year shall file with the Secretary an election form in substantially the form attached hereto as Schedule III, or such other form as the Secretary shall prescribe (the “Elective Equity Award Election Form”).  Notwithstanding the foregoing sentence, in the case of the first year in which an individual becomes an Eligible Participant, he or she may file the Elective Equity Award Election Form within 30 days after his or her eligibility, but only with respect to that portion of the Total Annual Retainer to be earned after the date the Election Form is filed.  If a Non-Employee Director fails to timely file an Elective Equity Award Election Form for a Plan Year, he or she shall receive the Total Annual Retainer in cash.

(ii)                                  Grant Date.  All Elective Equity Awards shall be granted on the day following the annual meeting of stockholders after the timely filing of an Elective Equity Award Election Form (the “Grant Date”).

(iii)                               Terms of Elective Options.  Each Elective Equity Award granted as Options pursuant to this Plan (“Elective Options”) shall have the following terms and conditions:

(A)                              Number of Elective Options.  The number of Elective Options to be granted to an Eligible Participant shall be determined by (x) dividing the dollar amount of the optionee’s Total Annual Retainer elected to be received in the form of Elective Options by the value of a Company Option as of the Grant Date, determined by the Black-Scholes valuation method or such other valuation method as is generally used by the Company for the valuation of Options, and (y) rounding to the nearest whole number divisible by five.

(B)                                Exercise Price.  The exercise price per share of each Elective Option shall be the Fair Market Value per share of Common Stock on the Grant Date.

(C)                                Exercisability and Term of Elective Options.  Each Elective Option shall vest on the earlier of (x) the first anniversary of the Grant Date, (y) the optionee’s death, Disability or Retirement or (z) the optionee’s Separation from Service within one year after the effective date of a Change in Control.  If the optionee leaves the Board for any other reason prior to the first anniversary of the Grant Date, the Elective Option will vest prorata, rounded to the nearest whole Share, based on the number of days in the Plan Year that he or she continued to serve as a director.  Vested Elective Options will remain exercisable until the earlier of the tenth anniversary of the Grant Date or one year after the optionee’s termination as a director for any reason.  In addition, if the optionee ceases to serve in a position eligible for a Supplemental Annual Retainer prior to the first anniversary of the Grant Date, a prorata portion of the Elective Option will be forfeited, based on the number of days in the Plan Year that he or she served in such position and the proportion of the Supplemental Annual Retainer payable with respect to such period to the Total Annual Retainer for such Plan Year, as determined by the Committee.

(D)                               Manner of Exercise.  The Elective Options granted hereunder may be exercised in the manner specified in Section 7.1(c) of the LTIP.  Specifically, payment, in whole or in part, may be made in cash; by the delivery of shares of Common Stock which have been held by the optionee for at least such period of time, if any, as necessary to avoid the recognition of an expense under generally accepted accounting principles as a result of the exercise of the Elective Option; by the delivery of a notice that the optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Elective Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the exercise price; or by any combination of the foregoing means of providing consideration.

(E)                                 Other Plan Conditions.  To the extent not specified herein, the Elective Options granted hereunder shall be subject to the terms and conditions of the LTIP.

(iv)                              Terms of Elective RSUs.  Each Elective Equity Award granted as RSUs pursuant to this Plan (“Elective RSUs”) shall have the following terms and conditions:

(A)                              Number of Elective RSUs.  The number of Elective RSUs to be granted to an Eligible Participant shall be determined by (x) dividing the dollar amount of his or her Total Annual Retainer elected to be received in the form of Elective RSUs by the Fair Market Value of the Common Stock on the Grant Date, and (y) rounding to the nearest whole number divisible by five.

(B)                                Vesting.  The Elective RSUs shall be credited to a bookkeeping account on behalf of the grantee and shall vest on the earlier of (x) the first anniversary of the Grant Date, (y) the grantee’s death, Disability or Retirement, or (z) the grantee’s Separation from Service within one year after the effective date of a Change in Control (in any such case, the “Vesting Date”).  If the grantee leaves the Board for any other reason prior to the first anniversary of the Grant Date, the Elective RSUs will vest prorata, rounded to the nearest whole Share, based on the number of days in the Plan Year that he or she continued to serve as a director, and the date of such termination of Board service shall be the Vesting Date with respect to such vested portion of the Elective RSUs for purposes of this Plan.  Any Elective RSUs that fail to vest will be forfeited as of the date of termination of Board service.  In addition, if the grantee ceases to serve in a position eligible for a Supplemental Annual Retainer prior to the first anniversary of the Grant Date, a prorata portion of the Elective RSUs will be forfeited, based on the number of days in the Plan Year that he or she served in such position and the proportion of the Supplemental Annual Retainer payable with respect to such period to the Total Annual Retainer for such Plan Year, as determined by the Committee.

(C)                                Conversion to Common Stock.  Each Elective RSU represents the right to receive one share of Common Stock on a date that is on or after the Vesting Date (the “Conversion Date”).  Prior to each grant of Elective RSUs, each Eligible Participant may elect any of the following dates to be the Conversion Date for the vested Elective RSUs: (i) the Vesting Date (or three months after the Vesting Date, if the Vesting Date is the date of grantee’s Separation from Service); (ii) three months after the date that the Non-Employee Director incurs a Separation from Service for any reason, or (iii) the earlier of (A) a date certain specified by the Non-Employee Director, or (B) three months after the date that the Non-Employee Director incurs a Separation from Service for any reason.  Shares of Common Stock will be registered on the books of the Company in the director’s name as of the Conversion Date.  Such Shares of Common

Stock will remain in uncertificated, book-entry form unless the Non-Employee Director requests a stock certificate or certificates for the Shares.

(D)                               Other Plan Conditions.  To the extent not specified herein, the Elective RSUs granted hereunder shall be subject to the terms and conditions of the LTIP.

6.2.                              AWARD CERTIFICATES.  All Equity Awards granted pursuant to this Plan shall be evidenced by a written award certificate, which shall include such provisions, not inconsistent with the Plan or the LTIP, as may be specified by the Committee.  The form of award certificates shall be set forth on Schedule IV hereof, as amended from time to time.

6.3.                              ADJUSTMENTS.  The adjustment provisions of the LTIP shall apply with respect to awards of Equity Awards granted pursuant to this Plan.

6.4.                              TAX MATTERS.  Article 6 of the Plan is intended to be a nonqualified, unfunded plan of deferred compensation under the Internal Revenue Code of 1986, as amended (the “Code”), except that the Stock Options granted pursuant to this Plan are not intended to be subject to Section 409A of the Code.  A participant shall have the status of a general unsecured creditor of the Company with respect to his or her right to receive Common Stock or other payment upon settlement of the Equity Award granted under the Plan.  None of the benefits, payments, proceeds or distributions under Article 6 of the Plan shall be subject to the claim of any creditor of any participant or beneficiary, or to any legal process by any creditor of such participant or beneficiary, and none of them shall have any right to alienate, commute, anticipate or assign any of the benefits, payments, proceeds or distributions under Article 6 of the Plan except to the extent expressly provided herein to the contrary.

ARTICLE 7

AMENDMENT, MODIFICATION AND TERMINATION

7.1.                              AMENDMENT, MODIFICATION AND TERMINATION.  The Board may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board, require stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of a securities exchange on which the Common Stock is listed or traded, then such amendment shall be subject to stockholder approval; and provided further, that the Board may condition any other amendment or modification on the approval of stockholders of the Company for any reason.  Modification of Equity Awards granted under this Plan shall be subject to the provisions of the LTIP.

ARTICLE 8

GENERAL PROVISIONS

8.1.                              DURATION OF THE PLAN.  The Plan shall remain in effect until terminated by the Board.

8.2.                              EXPENSES OF THE PLAN.  The expenses of administering the Plan shall be borne by the Company.

The foregoing is hereby acknowledged as being the Superior Essex Inc. 2005 Amended and Restated Director Compensation Plan adopted by the Board on October 27, 2005.

SUPERIOR ESSEX INC.

By:	Barbara L. Blackford
Executive Vice President, General Counsel and Corporate Secretary

SCHEDULE I

DIRECTOR CASH COMPENSATION SCHEDULE

The following shall become effective as of January 1, 2006 for all existing directors as of October 27, 2005.  Prior to January 1, 2006, cash compensation shall be payable as provided in the Original Plan.  Any directors joining the Board after October 27, 2005 shall be paid cash compensation in accordance with the following schedule.

Basic Annual Retainer (all Directors): $40,000

Supplemental Annual Retainers:

Board Chair:  $65,000

Audit Committee Chair:  $15,000

Compensation Committee Chair:  $10,000

Governance and Nominating Committee Chair: $5,000

Audit Committee Members:  $5,000

Meeting Fees:

Board meeting: $2,000

Committee meeting held in person and not in connection with a Board meeting: $2,000

Committee meeting held in connection with Board meeting or held by teleconference: $1,000

SI-1

SCHEDULE II

Election Form as to Conversion Date for Annual Restricted Stock Units (“RSUs”)

pursuant to the

Superior Essex Inc. 2005 Amended and Restated Director Compensation Plan

The following constitutes the irrevocable election of the undersigned under the Superior Essex Inc. 2005 Amended and Restated Director Compensation Plan (the “Plan”) with respect to the undersigned’s Annual RSUs to be received during Plan Year 20    .  Capitalized terms used herein and not otherwise defined have the meanings assigned such terms in the Plan.

I hereby elect the following as the Conversion Date for the Annual RSUs to be granted to me in Plan Year 20     that may become vested [the Conversion Date is the date upon which the Restricted Stock Units will be converted to shares of Common Stock and become taxable to you]:

[Check one of the following:]

               The Vesting Date (or three months after the Vesting Date, if the Vesting Date is the date of my Separation from Service).

               The earlier of (i) the following date:                            [insert any specific future date, but not earlier than              ], or (ii) three months after my Separation from Service from the Company for any reason.

               Three months after my Separation from Service from the Company for any reason.

Executed this             day of                        , 20    .

(Signature)

(Print Name)

SII-1

SCHEDULE III

Election to Receive Options or Restricted Stock Units

in lieu of cash Annual Retainer pursuant to the

Superior Essex Inc. 2005 Amended and Restated Director Compensation Plan

The following constitutes the irrevocable election of the undersigned under the Superior Essex Inc.2005 Amended and Restated Director Compensation Plan (the “Plan”) with respect to the undersigned’s Total Annual Retainer as a non-employee director of Superior Essex Inc. (the “Company”) to be earned by the undersigned during Plan Year 20    .  Capitalized terms used herein and not otherwise defined have the meanings assigned such terms in the Plan.

[Initial either Alternative 1 or initial and complete one or both of Alternatives 2 and 3 below, as desired.]

ALTERNATIVE 1 – Cash Payment

                            [Initial]  I hereby irrevocably elect to receive cash for 100% of my Total Annual Retainer to be earned in Plan Year          .

ALTERNATIVE 2 – Stock Options

                            [Initial]  I hereby irrevocably elect to receive, in accordance with the terms of the Plan, Stock Options in payment of the following percentage of my Total Annual Retainer to be earned in Plan Year 20    :           % [designate any percentage in 25% increments]

ALTERNATIVE 3 – Restricted Stock Units

                            [Initial]  I hereby irrevocably elect to receive, in accordance with the terms of the Plan, Restricted Stock Units in payment of the following percentage of my Total Annual Retainer to be earned in Plan Year 20    :             % [designate any percentage in 25% increments].

(continued on following page)

SIII-1

I hereby elect the following as the Conversion Date for such Restricted Stock Units that may become vested [the Conversion Date is the date upon which the Restricted Stock Units will be converted to shares of Common Stock and become taxable to you]:

[Check one of the following:]

              The Vesting Date (or three months after the Vesting Date, if the Vesting Date is the date of my Separation from Service).

              The earlier of (i) the following date:                            [insert any specific future date, but not earlier than              ], or (ii) three months after my Separation from Service from the Company for any reason.

              Three months after my Separation from Service from Company for any reason.

Executed this              day of                           , 20    .

(Signature)

(Print Name)

SIII-2

SCHEDULE IV

Form of RSU Certificate

Form of Option Certificate

SIV-1